UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

HARRIS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Shareholders to Be Held on October 23, 2015.

Meeting Information
	Meeting Type:	Annual Meeting
HARRIS CORPORATION	For holders as of:	August 28, 2015
	Date: October 23, 2015	Time: 1:00 PM
Location: Harris Technology Center
1395 Troutman Boulevard
Palm Bay, Florida 32905

HARRIS CORPORATION 1025 WEST NASA BOULEVARD MELBOURNE, FL 32919	You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—	Before You Vote	—

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

Notice of 2015 Annual Meeting and Proxy Statement Annual Report for Fiscal Year Ended July 3, 2015

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

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How To Vote
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Please Choose One of the Following Voting Methods

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have available the information that is printed in the box marked by the arrow (located on the following page) and follow the instructions.

Vote by Telephone: You can vote by telephone by following the telephone voting instructions included on page 3 of the proxy materials, which you may access either by viewing online or by requesting and receiving a paper or e-mail copy, as described in the box above.

Vote By Mail: You can vote by mail by requesting and receiving a paper copy of the materials, which will include a proxy card.

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Voting Items
The Board of Directors recommends a vote “FOR” each nominee listed in Proposal 1 and “FOR” Proposals 2, 3, 4 and 5.
1. Election of Directors for a One-Year Term Expiring at 2016 Annual Meeting of Shareholders

Nominees:	2.	Advisory Vote to Approve the Compensation of Named Executive Officers as Disclosed in Proxy Statement
1a. William M. Brown

1b. Peter W. Chiarelli 1c. Thomas A. Dattilo 1d. Terry D. Growcock 1e. Lewis Hay III	3.	Approval of new Harris Corporation 2015 Equity Incentive Plan
	4.	Approval of new Harris Corporation Annual Incentive Plan

1f. Vyomesh I. Joshi	5.

Ratification of Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm for Fiscal Year 2016

NOTE: The named proxies also are authorized, in their discretion, to consider and act upon such other business as may properly come before the 2015 Annual Meeting or any adjournments or postponements thereof.

1g. Karen Katen
1h. Leslie F. Kenne
1i. David B. Rickard
1j. Dr. James C. Stoffel
1k. Gregory T. Swienton
1l. Hansel E. Tookes II